Exhibit 99.1

 234567  234567  234567  234567  234567  234567  1 OF  1  1  NAME  THE COMPANY NAME INC. - COMMON THE COMPANY NAME INC. - CLASS A THE COMPANY NAME INC. - CLASS B THE COMPANY NAME INC. - CLASS C THE COMPANY NAME INC. - CLASS D THE COMPANY NAME INC. - CLASS E THE COMPANY NAME INC. - CLASS F THE COMPANY NAME INC. - 401 K  x  02  0000000000  JOB #  2  1 OF  123,456,789,012.12345  123,456,789,012.12345  123,456,789,012.12345  123,456,789,012.12345  123,456,789,012.12345  123,456,789,012.12345  123,456,789,012.12345  123,456,789,012.12345  2  PAGE  SHARES CUSIP # SEQUENCE #  KEEP THIS PORTION FOR YOUR RECORDS  DETACH AND RETURN THIS PORTION ONLY  TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.  CONTROL # →  Signature (Joint Owners)  Signature [PLEASE SIGN WITHIN BOX]  Date  Date  SHARES  SCAN TO  VIEW MATERIALS & VOTE  0 0 0  0000585240_1 R1.0.0.3  MVB FINANCIAL CORP.  ATTN: CORPORATE SECRETARY  301 VIRGINIA AVENUE  FAIRMONT, WV 26554  Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample  1234 ANYWHERE STREET ANY CITY, ON A1A 1A1  Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample  1234 ANYWHERE STREET ANY CITY, ON A1A 1A1  VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on January 24, 2023 for shares held directly and by 11:59 P.M. ET on January 22, 2023 for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.  During The Meeting - Go to www.virtualshareholdermeeting.com/MVBF2023SM   You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.  VOTE BY PHONE - 1-800-690-6903  Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on January 24, 2023 for shares held directly and by 11:59 P.M. ET on January 22, 2023 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions.  VOTE BY MAIL  Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.  The Board of Directors recommends you vote FOR  the following proposals:  For Against Abstain  0 0 0  1. Approval and adoption of the Agreement and Plan of Merger and Reorganization, dated as of August 12, 2022, by and between MVB Financial Corp. and Integrated Financial Holdings, Inc., and the transactions contemplated by the merger agreement, including the merger of Integrated Financial Holdings, Inc. with and into MVB Financial Corp., with MVB Financial Corp. as the surviving company, and the issuance of shares of MVB Financial Corp.'s common stock as merger consideration (the "MVB merger proposal").  2. Approval of an amendment to MVB Financial Corp.'s Articles of Incorporation to increase the number of authorized shares of MVB Financial Corp.'s common stock from twenty million (20,000,000) shares to forty million (40,000,000) shares (the "MVB articles amendment proposal").  For Against Abstain  0 0 0  3. Adjourn the MVB Financial Corp. special meeting, if necessary or appropriate, to solicit additional proxies if, immediately prior to such adjournment, there are not sufficient votes to approve the MVB merger proposal or the MVB articles amendment proposal, or to ensure that any supplement or amendment to the accompanying joint proxy statement/prospectus is timely provided to holders of MVB Financial Corp. common stock.  NOTE: Such other business as may properly come before the meeting or any adjournment thereof.  Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

 0000585240_2 R1.0.0.3  Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:  The Notice and Proxy Statement is available at www.proxyvote.com  MVB FINANCIAL CORP.  Special Meeting of Shareholders January 25, 2023 10:00 AM ET  This proxy is solicited by the Board of Directors  The undersigned appoints Larry F. Mazza and Donald T. Robinson, and each of them, as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of MVB Financial Corp. held of record by the undersigned at the close of business on December 6, 2022 at MVB Financial Corp.'s Special Meeting of Shareholders to be held virtually at www.virtualshareholdermeeting.com/MVBF2023SM, on January 25, 2023, at 10:00 AM Eastern Time, or any adjournment or postponement thereof. No proposal herein is conditioned on the approval of any other proposal herein.  THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF PROPOSAL 1, PROPOSAL 2, AND PROPOSAL 3, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.  Continued and to be signed on reverse side